U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2007

MEDIAG3, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52906 (Commission File Number)	14-1963980 (I.R.S. Employer Identification Number)

One Almaden Boulevard

Suite 310
San Jose, California 95113

(Address of principal executive offices)

(408) 260-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01

Entry into a Material Definitive Agreement.

On November 26, 2007, we entered into an Asset Purchase Agreement, effective November 16, 2007, with ADML Holdings, Ltd., a Cayman Islands corporation (“ADML”), for the acquisition of certain ADML assets.  These assets include (i) five United States patents, one European patent, one China counterpart patent, and accompanying intellectual property; (ii) fixed assets such as computers and test equipment; (iii) certain inventory; and (iv) work in process (collectively, the “Assets”).

In consideration for the acquisition of the Assets, we issued to ADML an aggregate of 6,000,000 shares of our common stock (the “Shares”).  The Shares are restricted shares under the Securities Act of 1933, as amended, and we currently have no obligation to register the Shares for resale.  We intend to obtain a third party valuation of the Assets.

There is no material relationship between ADML and us or any of our affiliates, any of our directors or officers, or any associate of any such director or officer.

The description of the acquisition set forth above does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On November 26, 2007, we consummated the acquisition of the Assets, pursuant to the terms of the Asset Purchase Agreement referenced in Item 1.01 above.

Subsequent to and as a result of the closing of the acquisition, the number of shares of our common stock issued and outstanding increased by 55%, from 10,950,000 shares to 16,950,000 shares.

Item 3.02

Unregistered Sales of Equity Securities.

On November 19, 2007, we issued to ADML an aggregate of 6,000,000 shares of our common stock in consideration for the acquisition of certain assets of ADML.  The issuance was made in reliance on Section 4(2) of the Securities Act of 1933, as amended, and was made without general solicitation or advertising. The recipient was an entity whose management had access to all relevant information necessary to evaluate the investment, and who represented to us that the shares were being acquired for investment purposes.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.  None

(b)

Pro forma financial statements.  None

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits.

Exhibit No.

Description

10.1

Asset Purchase Agreement, effective November 16, 2007, by and between the Registrant and ADML Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 29, 2007

MediaG3, Inc.

By:

/s/William Yuan

William Yuan

Chief Executive Officer